                                                                     EXHIBIT 4.5

                                    INDENTURE

                                  BY AND AMONG

                     FNB FINANCIAL SERVICES, LP, AS ISSUER,

                      F.N.B. CORPORATION, AS GUARANTOR, AND

           J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE

                               JANUARY ____, 2005

                                TABLE OF CONTENTS

ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION...........................   1

SECTION 101 DEFINITIONS.......................................................................   1
SECTION 102 COMPLIANCE CERTIFICATES AND OPINIONS..............................................   7
SECTION 103 FORM OF DOCUMENTS DELIVERED TO TRUSTEE............................................   7
SECTION 104 ACTS OF HOLDERS...................................................................   8
SECTION 105 NOTICES, ETC., TO TRUSTEE, COMPANY AND GUARANTOR..................................   9
SECTION 106 NOTICE TO HOLDERS; WAIVER.........................................................  10
SECTION 107 CONFLICT WITH TRUST INDENTURE ACT.................................................  10
SECTION 108 EFFECT OF HEADINGS AND TABLE OF CONTENTS..........................................  10
SECTION 109 SUCCESSORS AND ASSIGNS............................................................  10
SECTION 110 SEPARABILITY CLAUSE...............................................................  10
SECTION 111 BENEFITS OF INDENTURE.............................................................  11
SECTION 112 GOVERNING LAW.....................................................................  11
SECTION 113 LEGAL HOLIDAYS....................................................................  11

ARTICLE TWO SECURITY FORMS ...................................................................  11

SECTION 201 FORMS GENERALLY...................................................................  11
SECTION 202 FORM OF FACE OF SECURITY..........................................................  12
SECTION 203 FORM OF REVERSE OF SECURITY.......................................................  14
SECTION 204 FORM OF CERTIFICATE OF AUTHENTICATION.............................................  18
SECTION 205 SECURITIES IN GLOBAL FORM.........................................................  18

ARTICLE THREE THE SECURITIES..................................................................  19

SECTION 301 AMOUNT UNLIMITED; ISSUABLE IN SERIES..............................................  19
SECTION 302 DENOMINATIONS.....................................................................  21
SECTION 303 EXECUTION, AUTHENTICATION, DELIVERY AND DATING....................................  21
SECTION 304 TEMPORARY SECURITIES..............................................................  22
SECTION 305 REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE...............................  23
SECTION 306 MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES..................................  24
SECTION 307 PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED....................................  25
SECTION 308 PERSONS DEEMED OWNERS.............................................................  26
SECTION 309 CANCELLATION......................................................................  26
SECTION 310 COMPUTATION OF INTEREST...........................................................  27

ARTICLE FOUR SATISFACTION AND DISCHARGE.......................................................  27

SECTION 401 SATISFACTION AND DISCHARGE OF SECURITIES OF ANY SERIES............................  27
SECTION 402 APPLICATION OF TRUST MONEY........................................................  28

ARTICLE FIVE REMEDIES.........................................................................  28

SECTION 501 EVENTS OF DEFAULT.................................................................  28
SECTION 502 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT................................  30
SECTION 503 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE...................  31
SECTION 504 TRUSTEE MAY FILE PROOFS OF CLAIM..................................................  32
SECTION 505 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.......................  32
SECTION 506 APPLICATION OF MONEY COLLECTED....................................................  33

SECTION 507 LIMITATION ON SUITS...............................................................  33
SECTION 508 UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL (AND PREMIUM,
            IF ANY) AND
            INTEREST, IF ANY..................................................................  34
SECTION 509 RESTORATION OF RIGHTS AND REMEDIES................................................  34
SECTION 510 RIGHTS AND REMEDIES CUMULATIVE....................................................  34
SECTION 511 DELAY OR OMISSION NOT WAIVER......................................................  34
SECTION 512 CONTROL BY HOLDERS................................................................  34
SECTION 513 WAIVER OF PAST DEFAULTS...........................................................  35
SECTION 514 UNDERTAKING FOR COSTS.............................................................  35

ARTICLE SIX THE TRUSTEE.......................................................................  36

SECTION 601 CERTAIN DUTIES AND RESPONSIBILITIES...............................................  36
SECTION 602 NOTICE OF DEFAULTS................................................................  37
SECTION 603 CERTAIN RIGHTS OF TRUSTEE.........................................................  37
SECTION 604 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES............................  38
SECTION 605 MAY HOLD SECURITIES...............................................................  38
SECTION 606 MONEY HELD IN TRUST...............................................................  38
SECTION 607 COMPENSATION AND REIMBURSEMENT....................................................  39
SECTION 608 DISQUALIFICATION; CONFLICTING INTERESTS...........................................  39
SECTION 609 CORPORATE TRUSTEE REQUIRED; ELIGIBILITY...........................................  44
SECTION 610 RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.................................  44
SECTION 611 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR............................................  46
SECTION 612 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.......................  47
SECTION 613 PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY AND GUARANTOR...................  47
SECTION 614 APPOINTMENT OF AUTHENTICATING AGENT...............................................  51

ARTICLE SEVEN LISTS OF HOLDERS AND REPORTS BY TRUSTEE AND COMPANY.............................  52

SECTION 701 COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.........................  52
SECTION 702 PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS............................  52
SECTION 703 REPORTS BY TRUSTEE................................................................  53
SECTION 704 REPORTS BY COMPANY................................................................  55

ARTICLE EIGHT CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE............................  55

SECTION 801 COMPANY OR GUARANTOR MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.................  55
SECTION 802 SUCCESSOR PERSON SUBSTITUTED......................................................  56

ARTICLE NINE SUPPLEMENTAL INDENTURES..........................................................  57

SECTION 901 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS................................  57
SECTION 902 SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS...................................  58
SECTION 903 EXECUTION OF SUPPLEMENTAL INDENTURES..............................................  59
SECTION 904 EFFECT OF SUPPLEMENTAL INDENTURES.................................................  59
SECTION 905 CONFORMITY WITH TRUST INDENTURE ACT...............................................  59
SECTION 906 REFERENCES IN SECURITIES TO SUPPLEMENTAL INDENTURES...............................  59

ARTICLE TEN COVENANTS.........................................................................  59

SECTION 1001 PAYMENT OF PRINCIPAL (AND PREMIUM, IF ANY) AND INTEREST, IF ANY..................  59

SECTION 1002 MAINTENANCE OF OFFICE OR AGENCY................................................................  60
SECTION 1003 MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST..............................................  60
SECTION 1004 LEGAL EXISTENCE................................................................................  61
SECTION 1005 MAINTENANCE OF PROPERTIES......................................................................  61
SECTION 1006 PAYMENT OF TAXES AND OTHER CLAIMS..............................................................  62
SECTION 1007 LIMITATION ON DISPOSITION OF CAPITAL STOCK OF, AND MERGER AND SALE
             OF ASSETS BY,
             SUBSIDIARIES...................................................................................  62
SECTION 1008 STATEMENT AS TO COMPLIANCE.....................................................................  63
SECTION 1009 WAIVER OF CERTAIN COVENANTS....................................................................  63

ARTICLE ELEVEN REDEMPTION OF SECURITIES.....................................................................  64

SECTION 1101 APPLICABILITY OF ARTICLE.......................................................................  64
SECTION 1102 ELECTION TO REDEEM; NOTICE TO TRUSTEE..........................................................  64
SECTION 1103 SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED..............................................  64
SECTION 1104 NOTICE OF REDEMPTION...........................................................................  65
SECTION 1105 DEPOSIT OF REDEMPTION PRICE....................................................................  65
SECTION 1106 SECURITIES PAYABLE ON REDEMPTION DATE..........................................................  65
SECTION 1107 SECURITIES REDEEMED IN PART....................................................................  66

ARTICLE TWELVE SINKING FUNDS................................................................................  66

SECTION 1201 APPLICABILITY OF ARTICLE.......................................................................  66
SECTION 1202 SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES..........................................  66
SECTION 1203 REDEMPTION OF SECURITIES FOR SINKING FUND......................................................  67

ARTICLE THIRTEEN MEETINGS OF HOLDERS OF SECURITIES..........................................................  67

SECTION 1301 PURPOSES FOR WHICH MEETINGS MAY BE CALLED......................................................  67
SECTION 1302 MANNER OF CALLING MEETINGS.....................................................................  67
SECTION 1303 CALL OF MEETINGS BY COMPANY OR HOLDERS.........................................................  68
SECTION 1304 WHO MAY ATTEND AND VOTE AT MEETINGS............................................................  68
SECTION 1305 REGULATIONS MAY BE MADE BY TRUSTEE.............................................................  68
SECTION 1306 EVIDENCE OF ACTIONS BY HOLDERS.................................................................  68
SECTION 1307 EXERCISE OF RIGHTS OF TRUSTEE AND HOLDERS NOT TO BE HINDERED OR
             DELAYED........................................................................................  69

ARTICLE FOURTEEN SUBORDINATION OF SECURITIES................................................................  69

SECTION 1401 SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS..................................................  69
SECTION 1402 TRUSTEE AND HOLDERS OF SECURITIES MAY RELY ON CERTIFICATE OF LIQUIDATING AGENT;
             TRUSTEE MAY REQUIRE FURTHER EVIDENCE AS TO OWNERSHIP OF SENIOR INDEBTEDNESS;
             TRUSTEE NOT FIDUCIARY TO HOLDERS OF SENIOR INDEBTEDNESS........................................  71
SECTION 1403 PAYMENT PERMITTED IF NO DEFAULT................................................................  72
SECTION 1404 TRUSTEE NOT CHARGED WITH KNOWLEDGE OF PROHIBITION..............................................  72
SECTION 1405 TRUSTEE TO EFFECTUATE SUBORDINATION............................................................  72
SECTION 1406 RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS.............................................  73
SECTION 1407 ARTICLE APPLICABLE TO PAYING AGENTS............................................................  73
SECTION 1408 SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE COMPANY OR HOLDERS
             OF SENIOR INDEBTEDNESS.........................................................................  73

                                    INDENTURE

      INDENTURE, dated as of January ____, 2005, among FNB FINANCIAL SERVICES, LP, a limited partnership duly organized and existing under the laws of Delaware (herein called the "Company"), the Guarantor (as defined herein), and J.P. Morgan Trust Company, National Association, a national banking association, as trustee (herein called the "Trustee"), having a corporate trust office in Pittsburgh, Pennsylvania.

                                    RECITALS

      The Company and the Guarantor have duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Company's unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be guaranteed by the Guarantor and issued in one or more series as in this Indenture provided.

      All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                  ARTICLE ONE

      DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101 DEFINITIONS.

      For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

      1. the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

      2. all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

      3. all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of this instrument; and

      4. the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

Certain terms, used principally in Article Six, are defined in that Article.

      "Act," when used with respect to any Holder, has the meaning specified in
Section 104.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Authenticating Agent" means the Trustee or any Person authorized by the Company, with the written consent of the Trustee, to act on behalf of the Trustee to authenticate Securities pursuant to Section 614.

      "Bank" means (i) any institution or association organized under the laws of the United States, any State of the United States, the District of Columbia, any territory of the United States, Puerto Rico, Guam, American Samoa or the Virgin Islands which (a) accepts deposits that the depositor has a legal right to withdraw on demand and (b) engages in the business of making commercial loans, and (ii) any trust company organized under any of the foregoing laws.

      "Business Day," when used with respect to any particular Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which Banks in that Place of Payment are authorized or obligated by law to close.

      "Capital Stock," as used with respect to any corporation, means shares of capital stock of any class of such corporation, and as used with respect to any limited partnership, means any general or limited partnership units or interests, and as used with respect to any limited liability company, means any common or preferred membership units or interests, in each case whether now or hereafter authorized, regardless of whether such Capital Stock shall be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation, limited partnership or limited liability company.

      "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "Company" means FNB Financial Services, LP, a Delaware limited partnership having its main office at Suite 202, 103 Foulk Road, Wilmington, Delaware 19803, until a successor entity shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor entity.

      "Company Request" or "Company Order" means a written request or order signed in the name of the Company by the General Partner and delivered to the Trustee.

      "Corporate Trust Office" means an office of the Trustee at which at any particular time corporate trust business shall be administered, which office at the date of execution of this Indenture is located at One Oxford Centre, Suite 1100, 301 Grant Street, Pittsburgh, Pennsylvania 15219, Attention: Institutional Trust Services.

      "Corporation" includes corporations, associations, companies and business trusts.

      "Defaulted Interest" has the meaning specified in Section 307.

      "Depositary" means, with respect to the Securities of any series issuable or issued in the form of a global Security, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of the Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to these Securities of any such series shall mean the Depositary with respect to the Securities of that series.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Event of Default" has the meaning specified in Section 501.

      "General Partner" means Regency Consumer Financial Services Inc., a corporation duly organized and existing under the laws of the State of Delaware, having its main office at Suite 202, 103 Foulk Road, Wilmington, Delaware 19803, the General Partner of the Company, and any successor selected pursuant to the Company's governing documents.

      "General Partner Certificate" means a certificate signed by the General Partner.

      "General Partner Resolution" means a resolution of the General Partner certified by the General Partner.

      "Guarantor" means F.N.B. Corporation, a corporation duly organized and existing under the laws of the State of Florida, having its main office at One FNB Boulevard, Hermitage, Pennsylvania 16148, until a successor entity shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor entity.

      "Guaranty" means the Guaranty of even date herewith executed and delivered by the Guarantor.

      "Holder" means a Person in whose name a Security is registered in the Security Register.

      "Indebtedness" means (1) any debt of the Company (i) for borrowed money or
(ii) evidenced by a note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any property or assets, including securities; (2) any personal property lease or other capital lease of the Company; (3) any debt of others described in the preceding clause
(1) or lease of others described in the preceding clause (2) which the

Company has guaranteed or for which it is otherwise liable; and (4) any amendment, renewal, extension or refunding of any such debt or lease.

      "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

      "Interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

      "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

      "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

      "Member Bank" means any Subsidiary which is a Bank.

      "Opinion of Counsel" means a written opinion of counsel, who may be in-house counsel to the Company or the Guarantor, and who shall be satisfactory to the Trustee.

      "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

      "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

      (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

      (ii) Securities for the payment or redemption of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, however, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

      (iii) Securities which have been paid pursuant to Section 307 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to Section 306 of this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (a) Securities owned by or held for the account of the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company, the Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned or so held which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company, the Guarantor or of such other obligor, and (b) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502. Upon request of the Trustee, the Company shall furnish to the Trustee promptly a General Partner Certificate listing and identifying all Securities, if any, known by the Company to be owned by or held for the account of the Company, the Guarantor or any other obligor upon the Securities, or any Affiliate of the Company, the Guarantor or of such obligor and the Trustee shall be entitled to accept such General Partner Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein and not otherwise excluded from the provisions hereof are Outstanding for the purposes of any such determination.

      "Paying Agent" means Regency Finance Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania, having its administrative office at One FNB Boulevard, Hermitage, Pennsylvania 16148, or any other Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company as contemplated by Section 301.

      "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

      "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as contemplated by
Section 301.

      "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and, for purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

      "Principal Member Bank" means any Member Bank the total assets of which, as set forth in the most recent statement of condition of such Bank, equal more than 15% of the total assets of all Member Banks as determined from the most recent statement of condition of the Member Banks.

      "Redemption Date," when used with respect to any Security to be redeemed in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

      "Redemption Price," when used with respect to any Security to be redeemed, in whole or in part, means the price at which it is to be redeemed pursuant to this Indenture.

      "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

      "Responsible Officer," when used with respect to the Trustee, means any vice president or assistant vice president, any trust officer or assistant trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers.

      "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

      "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

      "Senior Indebtedness" means Indebtedness of the Company outstanding at any time other than Indebtedness of the Company to a Subsidiary for money borrowed or advanced from any such Subsidiary or Indebtedness which by its terms is not superior in right of payment to the Securities, provided, however, that for purposes of clarity, the Indebtedness represented by the Securities shall be pari passu with the Indebtedness of the Guarantor under that certain Indenture, dated as of May 15, 1992, as amended, between the Guarantor and J.P. Morgan Trust Company, National Association, successor trustee to Northern Central Bank, as trustee. Senior Indebtedness shall not include any Indebtedness of the Company to the Guarantor or a Subsidiary of the Guarantor.

      "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

      "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

      "Subsidiary" means a corporation, state or national banking or savings and loan corporation or association more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by the Company, the Guarantor or by one or more other Subsidiaries, or by the Company, the Guarantor and one or more other Subsidiaries. For purposes of this definition, "Voting Stock" means stock of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of the subject Subsidiary (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

      "Trustee" means J.P. Morgan Trust Company, National Association, a national banking association having a Corporate Trust Office at One Oxford Centre, Suite 1100, 301 Grant Street,

Pittsburgh, Pennsylvania 15219, until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

      "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905.

      "Vice President," when used with respect to the General Partner or the Trustee, means any vice president other than an assistant vice president, whether or not designated by a number or a word or words added before or after the title "Vice President."

SECTION 102 COMPLIANCE CERTIFICATES AND OPINIONS.

      Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the General Partner of the Company shall furnish to the Trustee a General Partner Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

      1. a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

      2. a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

      3. a statement that, in the opinion of each such individual, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such condition or covenant has been complied with; and

      4. a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103 FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any General Partner Certificate or Opinion of Counsel may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless the General Partner knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which the General Partner's certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by the General Partner stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104 ACTS OF HOLDERS.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing and may be delivered electronically or in digital format; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

      (b) The fact and date of the execution by any Person of any such instrument or writing maybe proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than such Person's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such Person's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

      (c) The ownership of Securities shall be proved by the Security Register.

      (d) In determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 at the time the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee for such Securities.

      (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

      (f) Without limiting the generality of the forgoing, unless otherwise specified pursuant to Section 301 or pursuant to one or more indentures supplemental hereto, a Holder, including a Depositary that is the Holder of a global Security, may make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a Depositary that is the Holder of a global Security may provide its proxy or proxies to the beneficial owners of interests in any such global Security through the standing instructions and customary practices of such Depositary.

      (g) The Trustee shall fix a record date for the purpose of determining the Persons who are beneficial owners of interests in any global Security held by a Depositary entitled under the procedures of such Depositary to make, give or take, by a proxy or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies and only such Persons, shall be entitled to make, give or take such requests, demand, authorization, direction, notice, consent, waiver or other action, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other action shall be valid or effective if made, given or taken more than 90 days after such record date.

SECTION 105 NOTICES, ETC., TO TRUSTEE, COMPANY AND GUARANTOR.

      Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

      1. the Trustee by any Holder or by the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,

      2. the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of the General Partner at the address specified in Section 101 of this Indenture or at any other address previously furnished in writing to the Trustee by the Company, or

      3. the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Guarantor at the address specified in Section 101 of this Indenture, or at any other address previously furnished in writing to the Trustee by the Guarantor.

SECTION 106 NOTICE TO HOLDERS; WAIVER.

      Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Person's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107 CONFLICT WITH TRUST INDENTURE ACT.

      If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

SECTION 108 EFFECT OF HEADINGS AND TABLE OF CONTENTS.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109 SUCCESSORS AND ASSIGNS.

      All covenants and agreements in this Indenture by the Company or the Guarantor shall bind their respective successors and assigns, whether so expressed or not.

SECTION 110 SEPARABILITY CLAUSE.

      In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111 BENEFITS OF INDENTURE.

      Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their respective successors and assigns hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112 GOVERNING LAW.

      This Indenture shall be governed by and construed under the laws of the State of Delaware, excluding its choice of law principles that would require the application of the laws of another jurisdiction, unless the laws of another jurisdiction are specified pursuant to Section 301. Each of the parties hereto agrees (a) that upon the issuance, authentication and delivery of at least $100,000 worth of Securities, this Indenture will involve at least $100,000, and
(b) that this Indenture has been entered into by the parties hereto in express reliance upon 6 Del. C. Section 2708. Each of the parties hereto hereby irrevocably and unconditionally agrees (a) to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (1) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party's agent for acceptance of legal process and notify the other party or parties hereto of the name and address of such agent, and (2) that service of process may, to the fullest extent permitted by law, also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to (b)(1) or (2) above shall, to the fullest extent permitted by law, have the same legal force and effect as if served upon such party personally within the State of Delaware; provided, however, that a copy of any such process served upon the Trustee shall also be furnished to the Trustee as provided in Section 105(1).

SECTION 113 LEGAL HOLIDAYS.

      In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal of (and premium, if any) and interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                  ARTICLE TWO

                                 SECURITY FORMS

SECTION 201 FORMS GENERALLY.

      The Securities of each series shall be in substantially the form set forth in this Article, or in such other form (including global form) as shall be established by or pursuant to a General Partner Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the General Partner, as evidenced by its execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a General Partner Resolution, a copy of an appropriate record of such action shall be certified by the General Partner and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

      The Authenticating Agent's certificate of authentication shall be in substantially the form set forth in this Article.

      The definitive Securities, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, subject to the rules of any securities exchange upon which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202 FORM OF FACE OF SECURITY.

      THIS SECURITY IS NOT A SAVINGS ACCOUNT OR AN OBLIGATION OF AN INSURED DEPOSITORY INSTITUTION AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENTAL AGENCY.

      [If the Security is an Original Issue Discount Security, insert -- FOR PURPOSES OF SECTION 1273 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE ISSUE PRICE OF THIS SECURITY IS _________% OF ITS PRINCIPAL AMOUNT AND THE ISSUE DATE IS ______________, 20__.]

                           FNB FINANCIAL SERVICES, LP

No. ______________                                            $________________

      FNB FINANCIAL SERVICES, LP, a Delaware limited partnership (hereinafter called the "Company," which term includes any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________________________ or registered assigns, the principal sum of __________________________________ Dollars on
________________________________ [If the Security is to bear interest prior to Maturity, insert -- , and to pay interest thereon from ________________________________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [semi-annually] [quarterly] on _______________________ and _____________________ in each year, commencing _______________________; at the rate of __________% per annum, [If applicable, insert method of calculation of floating rate] until the principal hereof is paid or made available for payment [If applicable, insert - -, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of _____________% per annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the _____________________ or _______________________
(whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture]. [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ___________% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ______% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

      Payment of the principal of (and premium, if any) and [if applicable, insert -- any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose [if applicable, insert -- ; provided, however, that at the option of the Company payment of interest may be made by check drawn upon any Paying Agent and mailed on or prior to an Interest Payment Date to the address of the Person entitled thereto as such address shall appear in the Security Register].

      To guarantee the due and punctual payment of the principal and interest on the Securities and all other amounts payable by the Company under the Indenture when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture, the Guarantor has unconditionally guaranteed such obligations on a subordinated basis pursuant to the terms of the Guaranty.

      All terms in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

      Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the Certificate of Authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by the manual or facsimile signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

                              FNB FINANCIAL SERVICES, LP

                              By: Regency Consumer Financial Services Inc., its General Partner

                              By:     __________________________________________

                              Title:  __________________________________________

SECTION 203 FORM OF REVERSE OF SECURITY.

      This Security is one of a duly authorized issue of securities of the Company (each a "Security" and together, the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of January ____, 2005 (herein called the "Indenture"), by and among the Company, F.N.B. Corporation, as Guarantor, and J.P. Morgan Trust Company, National Association, as Trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

      PAYMENT AND INTEREST ACCRUAL. Payment of the principal of and interest on this Security shall be made in lawful money of the United States at any office of Regency Finance Company, the Issuer's agent, or at such other place as the Issuer may designate to the Holder in writing (a "Place of Payment"); provided, however, that any such payment may be made, at the option of the Issuer, by check mailed to the registered address of the Holder. Upon payment or tender of payment hereof ON DEMAND, this Security shall be surrendered to the Issuer for cancellation at the Place of Payment. Unless otherwise agreed in writing by the Issuer, interest hereon shall cease to accrue, and the Issuer shall have no further liability with respect thereto, upon payment (or tender of payment in the aforesaid manner) of the principal amount hereof ON DEMAND.

      INTEREST RATE ADJUSTMENT. The interest rate will be determined by the Company and may fluctuate on a monthly basis. Any adjustment to the interest rate will be made on the first day of the month and shall remain in effect until next adjusted by the Company.

      [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by first class mail, [if applicable, insert -- (1) on _________________ in any year commencing with the year __________ and ending with the year __________ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after ________________, 20___], as a whole or in part, at the election of the Company, [without premium,] [at the following Redemption Prices (expressed as percentages of the principal amount):
If redeemed [on or before ________________, _______%, and if redeemed] during the 12-month period beginning _______________ of the years indicated,

                Redemption                        Redemption
Year              Price             Year           Price
------          ----------          ----          -----------

and thereafter at a Redemption Price equal to __________% of the principal amount, together, in the case of any such redemption,] [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] together with accrued interest to the Redemption Date, but any interest installment which is due and payable on or prior to such Redemption Date, will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates, all as provided in the Indenture.] [Each partial redemption payment shall either be made ratably on all Outstanding Securities of such series called for redemption, or by lot or in any other equitable fashion.]

      [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on _______________ in any year commencing with the year ________ and ending with the year _________ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after _______________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ______________ of the years indicated,

               Redemption Price                   Redemption Price for
                for Redemption                   Redemption Otherwise
             Through Operation                   than Through Operation
Year         of the Sinking Fund                   of the Sinking Fund
------       -------------------                 ----------------------

and thereafter at a Redemption Price equal to _________% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments the Stated Maturity of which is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

      [Notwithstanding the foregoing, the Company may not, prior to ________________, redeem any Securities of this series as contemplated by [Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than _______% per annum.]

      [The sinking fund for this series provides for the redemption on ______________________ in each year beginning with the year _________ and ending with the year ________ of [not less than] $______________ ("mandatory sinking fund") and not more than $______________] aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made in the inverse order in which they become due.]

      [If applicable, insert -- REDEMPTION BY HOLDER. The Holder shall have the right at its option to cause the Company to redeem this Security, in whole or in part, at any time; provided however, that the Issuer may require the Holder to give the Issuer no less than 30 days' prior written notice by U.S. registered mail of a redemption demanded by the Holder, which notice shall specify the principal amount of the Security to be redeemed and the redemption date. Holders shall also have the right to make partial redemptions, provided, however, that such partial redemptions may not reduce the principal amount of this Security below the minimum purchase amount.]

      [If applicable, insert -- Upon presentation of this Security at a Place of Payment, the Issuer, or the Issuer's agent, will, for the Holder's convenience, record on the register attached hereto and made a part hereof any adjustments to the original principal amount of this Security, such as additional purchases or partial redemptions.]

      ASSIGNMENT. As provided in the Indenture and subject to certain limitations set forth herein and therein, this Security shall not be transferable except by endorsement and delivery by the Holder, or its duly authorized representative at the Place of Payment referred to above, and upon surrender to the Issuer with proper endorsement, a new instrument of like tenor shall be issued in the name of the transferee. The Issuer may require payment of a service charge along with a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Unless and until transferred in the manner aforesaid, the Issuer, the Trustee and any agent of either of them may treat the Holder whose name or names appear on the face of this instrument as the absolute owner hereof for all purposes. If this Security is payable to two or more persons, they shall be deemed to be joint tenants with right of survivorship and any and all payments herein shall be made to either, or the survivor of them.

      SUBORDINATION. The indebtedness evidenced by this Security is subordinate to the prior payment when due of the principal of and interest on all Senior Indebtedness (as such term is defined below). Upon maturity of any Senior Indebtedness, payment in full must be made on such Senior Indebtedness before any payment is made on or in respect of this Security. During the continuance of any default in payment of principal of (or premium, if any) or interest or sinking fund on any Senior Indebtedness, or any other event of default with respect to Senior Indebtedness pursuant to which the holders thereof have accelerated the maturity thereof, no direct or indirect payment may be made or agreed to be made by the Issuer or the Guarantor on or in respect of this Security or the Guaranty. Upon any distribution of assets of the Issuer or the Guarantor in any dissolution, winding up, liquidation or reorganization, payment of the principal of and interest on this Security will be subordinated, to the extent and in the manner set forth in the Indenture, to the prior payment in full of all Senior Indebtedness. The Indenture does not limit the Issuer's or the Guarantor's ability to increase the amount of Senior Indebtedness or to incur any additional indebtedness in the future that may affect the Issuer's or the Guarantor's ability to make payments under this Security or the Guaranty. Except as described above, the obligation of the Issuer or the Guarantor to make payment of principal or interest on this Security or the Guaranty will not be affected. [The Holder of this Security will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made on Senior Indebtedness out of the distributive share of the Security.] By reason of such subordination, in the event of a distribution of assets upon insolvency, certain general creditors of the Issuer and the Guarantor may recover more, ratably, than Holders of the Securities.

      "Senior Indebtedness" means Indebtedness of the Issuer or the Guarantor outstanding at any time, other than Indebtedness of the Issuer or the Guarantor to each other or to a Subsidiary for money borrowed or advanced from the other or from any such Subsidiary or Indebtedness which by its terms is not superior in right of payment to the Securities, provided, however, that for purposes of clarity, the obligations of the Guarantor under the Guaranty with respect to the Indebtedness represented by the Securities shall be pari passu with the Indebtedness of the Guarantor under that certain Indenture, dated as of May 15, 1992, as amended, between the Guarantor and J.P. Morgan Trust Company, National Association, successor trustee to Northern Central Bank, as trustee. "Indebtedness" means (1) any debt of the Issuer or the Guarantor (i) for borrowed money or (ii) evidenced by a note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any property or assets, including securities; (2) any debt of others described in the preceding clause (1) which the Issuer or the Guarantor has guaranteed or for which it is otherwise liable; and (3) any amendment, renewal, extension or refunding of any such debt.

      In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

      In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Indenture or of this Security) payment of principal (and premium, if any) and interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

      [If the Security is not an Original Issue Discount Security, -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

      [If the Security is an Original Issue Discount Security, --If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of 50% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company or the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

      No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      The Securities of this series are issuable only in registered form without coupons in denominations of $_______________ and any integral multiple thereof.

      All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

SECTION 204 FORM OF CERTIFICATE OF AUTHENTICATION.

      The Certificate of Authentication on all Securities shall be in substantially the following form:

      "This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                              By:  Authenticating Agent

                                              By: ______________________________
                                                        Authorized Officer"

SECTION 205 SECURITIES IN GLOBAL FORM.

      If any Security of a series is issuable in global form, such Security may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee and in such manner as shall be specified in such Security. Any instructions by the Company with respect to a Security in global form, after its initial issuance, shall be in writing.

                                 ARTICLE THREE

                                 THE SECURITIES

SECTION 301 AMOUNT UNLIMITED; ISSUABLE IN SERIES.

      The aggregate principal amount of Securities which may be authenticated and delivered and Outstanding under this Indenture is unlimited. The Securities may be issued up to the aggregate principal amount of Securities from time to time authorized by or pursuant to a General Partner Resolution.

      The Securities may be issued in one or more series. All Securities of each series issued under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of the actual time of the authentication and delivery or Maturity of the Securities of such series. There shall be established in or pursuant to a General Partner Resolution, and subject to
Section 303, set forth or determined in the manner provided in a General Partner Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

      1. the title of the Securities of the series (which shall distinguish the Securities of the series from all other series of Securities);

      2. any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107);

      3. the date or dates (or manner of determining the same) on which the principal of the Securities of the series is payable;

      4. the rate or rates (or the manner of calculation thereof) at which the Securities of the series shall bear interest (if any), the date or dates from which such interest shall accrue; the Interest Payment Dates on which such interest shall be payable (or manner of determining the same) and the Regular Record Date for the interest payable on any Securities on an Interest Payment Date;

      5. the place or places where the principal of (and premium, if any) and interest on Securities of the series shall be payable, any Securities of that series may be surrendered for registration of transfer, and where any Securities of that series may be surrendered for exchange;

      6. the period or periods within which, the price or prices at which, and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

      7. the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, and the period or periods within which, the price or prices at which, and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

      8. if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

      9. if the amount of payments of principal of (and premium, if any), or interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

      10. if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
            Section 502;

      11. if the Securities of the series may be issued in whole or in part in the form of a global Security or Securities and, in such case, the Depositary for such global Security or Securities;

      12. whether the Securities of the series will be subordinate to any other series of Security or other debt of the Company and the terms of such subordination;

      13. if other than the law of the State of Delaware, the law which will govern the terms of the Securities; and

      14. any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

      All Securities of any particular series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such General Partner Resolution and set forth in such General Partner Certificate or in any such indenture supplemental hereto.

      At the option of the Company, interest on the Securities of any series that bears interest may be paid by mailing a check to the address of the Person entitled thereto as such address shall appear in the Securities Register.

      If any of the terms of the series are established by action taken pursuant to a Resolution, a copy of an appropriate record of such action shall be certified by the General Partner and delivered to the Trustee at or prior to the delivery of the General Partner Certificate setting forth the terms of the series.

SECTION 302 DENOMINATIONS.

      The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section
301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303 EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

      The Securities shall be executed on behalf of the Company by the General Partner. Such signature may be manual or facsimile.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed on behalf of the Company to the Authenticating Agent, together with a Company Order for the authentication and delivery of such Securities, and the Authenticating Agent in accordance with the Company Order and subject to the provisions hereof shall authenticate and deliver such Securities. If any Security shall be represented by a global Security, then, for purposes of this Section and Section 304, the notation of the record owner's interest therein upon original issuance of such Security shall be deemed to be delivery in connection with the original issuance of each beneficial owner's interest in such global Security. If all the securities of any one series are not to be originally issued at one time and if a General Partner Resolution relating to such Securities shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance and authentication of such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more General Partner Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating:

            (a) if the form of such Securities has been established by or pursuant to General Partner Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

            (b) if the terms of such Securities have been established by or pursuant to General Partner Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

            (c) that all conditions precedent to the authentication and delivery of such Securities have been met and that such Securities, when authenticated and delivered by the Authenticating Agent and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

      If such form or terms have been so established, the Authenticating Agent shall not authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

      Each Security shall be dated the date of its authentication.

      No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Authenticating Agent by manual or facsimile signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

      If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in the form of one or more global Securities, then the Company shall execute and the Authenticating Agent shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series issued and not yet cancelled, (ii) shall be registered in the name of the Depositary for such global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Authenticating Agent to such Depositary or pursuant to such Depositary's instructions and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

      Each Depositary designated pursuant to Section 301 for a global Security must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

SECTION 304 TEMPORARY SECURITIES.

      Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Authenticating Agent shall authenticate and deliver, in the manner specified in Section 303, temporary Securities which are printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

      If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Authenticating Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 305 REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

      The Company shall cause to be kept at the office of the Trustee or at any other office or agency of the Company a register (the register maintained in such office being herein referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and for transfers of Securities. First National Bank of Pennsylvania, a Subsidiary of the Guarantor, having its principal place of business at One FNB Boulevard, Hermitage, Pennsylvania 16148, is hereby appointed security registrar (referred to in herein as the "Security Registrar"), for the purpose of registering Securities as herein provided.

      Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount.

      At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Authenticating Agent shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

      All Securities issued upon registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture and the Guarantor's Guaranty, as the Securities surrendered upon such registration of transfer or exchange.

      Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company or the Security Registrar duly executed, by the Holder thereof or such Person's attorney duly authorized in writing.

      The Company may require payment of a service charge along with a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

      Neither the Company nor the Security Registrar shall be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

      Notwithstanding any other provision of this Section 305, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

      The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more global Securities shall no longer be represented by a global Security or Securities. In such event the Company will execute, and the Authenticating Agent, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the global Security or Securities representing such series, in exchange for such global Security or Securities.

      If specified by the Company pursuant to Section 301 with respect to a series of Securities, the Depositary for such series of Securities may surrender a global Security for such series of Securities in exchange in whole or in part for Securities of such series in definitive registered form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Authenticating Agent shall authenticate and deliver,

            (i) to the Person specified by such Depositary a new Security or Securities of the same series, of any authorized denomination as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the global Security; and

            (ii) to such Depositary a new global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to Clause (i) above.

      Upon the exchange of a global Security for Securities in definitive registered form without coupons, in authorized denominations, such global Security shall be canceled by the Trustee. Securities in definitive registered form without coupons issued in exchange for a global Security pursuant to this
Section 305 shall be registered in such names and in such authorized denominations as the Depositary for such global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

SECTION 306 MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

      If any mutilated Security is surrendered to the Trustee and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then the Company shall execute and, upon its request, the Authenticating Agent shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Authenticating Agent shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

      Upon the issuance of any new Security under this Section 306, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Security of any series issued pursuant to this Section 306 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

      The provisions of this Section 306 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307 PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

      Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest payment.

      Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

      1. The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date thereof to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

      2. The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

      Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308 PERSONS DEEMED OWNERS.

      Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee, the Paying Agent and any other agent of the Company, the Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section
307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Guarantor, the Trustee, the Paying Agent nor any other agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

      None of the Company, the Guarantor, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to any payments made on account of beneficial ownership interests of a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 309 CANCELLATION.

      All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the

Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company or the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order.

SECTION 310 COMPUTATION OF INTEREST.

      Except as otherwise contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401 SATISFACTION AND DISCHARGE OF SECURITIES OF ANY SERIES.

      (a) The Company shall be deemed to have satisfied and discharged the entire indebtedness on all the Securities of any particular series and, so long as no Event of Default shall be continuing, the Trustee for the Securities of such series, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when

      1. either

            (i) all Securities of such series theretofore authenticated and delivered (other than (i) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities of such series for the payment of which money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

            (ii) all Outstanding Securities of such series not described in Subclause (A) of this Subsection (a)(1) and not theretofore delivered to the Trustee for cancellation (i) have become due and payable, or (ii) will become due and payable at their Stated Maturity within one year, or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company; and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust an amount sufficient to pay and discharge the entire indebtedness on such Outstanding Securities not theretofore delivered to the Trustee for cancellation;

      2. the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Outstanding Securities of such series; and

      3. the Company has delivered to the Trustee a General Partner Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness of all Securities of such series have been complied with.

      Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, shall survive.

SECTION 402 APPLICATION OF TRUST MONEY.

      Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for the payment of which such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501 EVENTS OF DEFAULT.

      "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

      1. default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

      2. default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

      3. default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

      4. default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the

            Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

      5. a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company, the Guarantor or any Subsidiary (including a default with respect to Securities of any series other than that series) or under any mortgage indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company, the Guarantor or any Subsidiary (including this Indenture), whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay any portion of the principal (in an aggregate principal amount exceeding $1,000,000) of such indebtedness where due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in such indebtedness in an aggregate principal amount exceeding $1,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, or there having been deposited in trust a sum of money sufficient to discharge in full such indebtedness, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series, a written notice specifying such default and requiring the Company or the Guarantor to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; provided, however, that, subject to the provisions of Section 601 and 602, the Trustee shall not be deemed to have knowledge of such default unless either (A) a Responsible Officer of the Trustee for this Indenture shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from the Company or the Guarantor, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture or other instrument; or

      6. the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company, the Guarantor or a Principal Member Bank in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company, the Guarantor or a Principal Member Bank a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, the Guarantor or a Principal Member Bank under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company, the Guarantor or a Principal Member Bank or of any substantial part of the property of either the Company, the Guarantor or a Principal Member Bank, or ordering the winding up or liquidation of the affairs of either the Company, the Guarantor or a Principal Member Bank, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

      7. the commencement by either the Company, the Guarantor or a Principal Member Bank of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by either the Company, the Guarantor or a Principal Member Bank to the entry of a decree or order for relief in respect of either the Company, the Guarantor or a Principal Member Bank, as the case may be, in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement against either the Company, the Guarantor or a Principal Member Bank of any bankruptcy or insolvency case or proceeding, or the filing by either the Company, the Guarantor or a Principal Member Bank of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by either the Company, the Guarantor or a Principal Member Bank to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of either the Company, the Guarantor or a Principal Member Bank or of any substantial part of the property of either the Company, the Guarantor or a Principal Member Bank, or the making by either the Company, the Guarantor or a Principal Member Bank of an assignment for the benefit of creditors, or the admission by either the Company, the Guarantor or a Principal Member Bank in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by either the Company, the Guarantor or a Principal Member Bank in furtherance of any such action; or

      8. any other Event of Default provided in the Security or the General Partner Resolution with respect to Securities of that series.

SECTION 502       ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

      If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of that series to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are expressly waived.

      At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if::

      1. the Company has paid or deposited with the Trustee a sum sufficient to pay:

                  (a) all overdue interest on all Securities of that series,

                  (b) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                  (c) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                  (d) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

      2. all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

      The Company covenants that if:

      1. default is made in the payment of any interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

      2. default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company, the Guarantor or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, the Guarantor or any other obligor upon such Securities, wherever situated.

      If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504 TRUSTEE MAY FILE PROOFS OF CLAIM.

      In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, the Guarantor or any other obligor upon the Securities or the property of the Company, the Guarantor or of such other obligor or their creditors, the Trustee (irrespective of whether the principal (or lesser amount in the case of Original Issue Discount Securities) of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

      1. to file and prove a claim for the whole amount of principal (or lesser amount in the case of Original Issue Discount Securities) (and premium, if any) and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

      2. to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

      Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of the Holder in any such proceeding.

SECTION 505 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

      All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506 APPLICATION OF MONEY COLLECTED.

      Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

      FIRST: To the payment of all amounts due the Trustee under Section 607;

      SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

      THIRD: The balance, if any, to the Person or Persons entitled thereto.

SECTION 507 LIMITATION ON SUITS.

      No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

      1. an Event of Default with respect to that series shall have occurred and be continuing and such Holder shall have previously given written notice to the Trustee of such default and the continuance thereof;

      2. the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

      3. such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

      4. the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

      5. no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders, or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508 UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL (AND PREMIUM, IF
            ANY) AND INTEREST, IF ANY.

      Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

SECTION 509 RESTORATION OF RIGHTS AND REMEDIES.

      If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee, and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510 RIGHTS AND REMEDIES CUMULATIVE.

      Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511 DELAY OR OMISSION NOT WAIVER.

      No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512 CONTROL BY HOLDERS.

      The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided, however, that:

      1. such direction shall not be in conflict with any rule of law or with this Indenture;

      2. such Holders have offered to the Trustee reasonable indemnity against the cost, expenses and liabilities, including attorneys' fees and expenses, to be incurred in following that direction; and

      3. the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513 WAIVER OF PAST DEFAULTS.

      The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default:

      1. in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series, or

      2. in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

      Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514 UNDERTAKING FOR COSTS.

      All parties to this Indenture agree, and each Holder of any Security by such Person's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company or the Guarantor, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

                                  ARTICLE SIX

                                   THE TRUSTEE

SECTION 601 CERTAIN DUTIES AND RESPONSIBILITIES.

      (a) Except during the continuance of an Event of Default, with respect to Securities of any series:

            1. the Trustee undertakes to perform, with respect to Securities of such series, such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            2. in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether they conform to the requirements of this Indenture.

      (b) In case an Event of Default with respect to Securities of any series has occurred and is continuing, the Trustee shall exercise, with respect to Securities of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

      (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (i) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

            (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

            (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602 NOTICE OF DEFAULTS.

      Within 90 days after the Trustee's knowledge of the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, in the manner set forth in Section 106, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, however, that in the case of any default of the character specified in Section 501(4) with respect to the Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series. In these circumstances, the Security Registrar shall provide to the Trustee immediately upon request the names and mailing addresses of all holders of Securities for purposes of providing the notice required hereinabove.

SECTION 603 CERTAIN RIGHTS OF TRUSTEE.

      Subject to the provisions of Section 601:

      1. the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

      2. any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the General Partner may be sufficiently evidenced by a General Partner Resolution;

      3. whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a General Partner Certificate;

      4. as a condition to the taking, suffering or omission of any act contemplated hereunder, the Trustee may, but is not required to, consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

      5. the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

      6. the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company or the Guarantor, personally or by agent or attorney; and

      7. the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

      The recitals contained herein and in the Securities, except the Authenticating Agent's certificates of authentication thereof, shall be taken as the statements of the Company and the Guarantor, as appropriate, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605 MAY HOLD SECURITIES.

      The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, the Guarantor or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Section 608 and 613, may otherwise deal with the Company with the same rights it would have it if were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606 MONEY HELD IN TRUST.

      Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607 COMPENSATION AND REIMBURSEMENT.

      The Company agrees:

      1. to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of any express trust);

      2. except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

      3. to indemnify and hold harmless, to the fullest extent permitted by law, the Trustee, its directors, officers, employees and agents from and against any and all amounts, losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature (including, without limitation, the reasonable fees and disbursements of counsel for the Trustee in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not the Trustee shall be designated a party thereto) that may at any time be imposed on, incurred by or asserted against the Trustee as a result of, or arising out of, or in any way related to or by reason of, this Indenture or any other transactions that may be directly or indirectly related thereto, provided, that the Company shall not be liable for any portion of such amounts, losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements resulting solely from the negligent actions or willful misconduct of the Trustee as finally determined by a court of competent jurisdiction. Payments under this paragraph three of Section 607 shall be due and payable on demand in writing, and to the extent that the Company fails to pay any such amount within 30 days after such demand, such amount shall bear interest for each day from such date until paid at such interest rate per annum as shall equal the highest interest rate per annum then borne by any of the Securities.

      As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except for funds held in trust for the benefit of the Holders of Securities.

SECTION 608 DISQUALIFICATION; CONFLICTING INTERESTS.

      (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section 608, with respect to the Securities of any series, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner and with the effect hereinafter specified in this Article.

      (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section 608 with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders of Securities, as their names and addresses appear in the Security Register provided to the Trustee by the Security Registrar, notice of such failure.

      (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series, if:

            (i) the Trustee is trustee under this Indenture with respect to the Outstanding Securities of any series other than that series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company or the Guarantor are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided, however, that there shall be excluded from the operation of this paragraph (x) this Indenture with respect to the Securities of any series other than that series (y) or any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company or the Guarantor are outstanding, if

                  (A) this Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to
            Section 305(b) or Section 307(c) of the Trust Indenture Act, that differences exist between the provisions of this Indenture with respect to Securities of that series and one or more other series or the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures;

                  (B) the Company or the Guarantor shall have sustained the
            burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to the Securities of that series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures;

            (ii) the Trustee or any of its directors or executive officers is an obligor upon the Securities or an underwriter for the Company or the Guarantor;

            (iii) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or the Guarantor or an underwriter for the Company or the Guarantor;

            (iv) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company or the Guarantor, or of an underwriter (other than the Trustee itself) for the Company or the Guarantor who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company or the Guarantor but may not be at the same time an executive officer of both the Trustee and the Company or the Guarantor; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the General Partner; and (iii) the Trustee may be designated by the Company or the Guarantor or by any underwriter for the Company or the Guarantor to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (i) of this Subsection, to act as trustee, whether under an indenture or otherwise;

            (v) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company, the Guarantor or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or the Guarantor or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

            (vi) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company or the Guarantor, not including the securities of any series for which the Trustee is acting as such issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company or the Guarantor;

            (vii) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company or the Guarantor;

            (viii) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security for any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company or the Guarantor; or

            (ix) the Trustee owns, on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (vi), (vii) or (viii) of this Subsection. As to any such securities of which the

      Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company or the Guarantor fails to make payment in full of the principal of (or premium, if any) or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (vi),
      (vii) and (viii) of this Subsection.

      The specification of percentages in paragraphs (v) to (ix), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a Person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (iii) or
(vii) of this Subsection.

      For purposes of paragraphs (vi), (vii), (viii) and (ix) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in Clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

      (d) For the purposes of this Section:

            (i) The term "underwriter," when used with reference to the Company or the Parent Guardian, means every person who, within three years prior to the time as of which the determination is made, has purchased from the Company or the Guarantor with a view to, or has offered or sold for the Company or the Guarantor in connection with, the distribution of any security of the Company or the Guarantor outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

            (ii) The term "director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

            (iii) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

            (iv) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

            (v) The term "Company" means any obligor upon the Securities.

            (vi) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

      (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

            (i) A specified percentage of the voting securities of the Trustee, the Company, the Guarantor or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

            (ii) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

            (iii) The term "amount," when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

            (iv) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                  (A) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                  (B) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                  (C) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                  (D) securities held in escrow if placed in escrow by the
            issuer thereof;

provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

            (v) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

SECTION 609 CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

      There shall at all times be a Trustee hereunder for the Securities of each series which shall be a corporation or association organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal or State authority and having a Corporate Trust Office in Pennsylvania, if there be such a corporation or association in Pennsylvania, qualified and eligible under this Article and willing to act on reasonable terms. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610 RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

      (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

      (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

      (d) If at any time:

            (i) the Trustee shall fail to comply with Section 608(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (ii) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

            (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a General Partner Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of such Person and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

      (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a General Partner Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of such Person and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner and to the extent provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

      (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and the Guarantor, and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers, and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 607.

      (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series as to which the appointment of such successor Trustee relates, subject nevertheless to the lien, if any, provided for in Section 607.

      (c) Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

      (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

      Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or association shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. If the Trustee is also the Authenticating Agent, then in case any Securities shall have been authenticated, but not delivered, by such Authenticating Agent then in office, any successor by merger, conversion or consolidation to such Authenticating Agent may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee or successor Authenticating Agent, as the case may be, had itself authenticated such Securities.

SECTION 613 PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY AND GUARANTOR.

      (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or the Guarantor within four months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in Subsection (c) of this Section:

                  (A) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the Company or the Guarantor and their other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company or the Guarantor upon the date of such default; and

                  (B) property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company or the Guarantor and their other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

                        (1) to retain for its own account (i) payments made on
                  account of any such claim by any Person (other than the Company or the Guarantor) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company or the Guarantor in bankruptcy or receivership or in proceedings for reorganization pursuant to Federal bankruptcy law, as now or hereafter constituted, or any other applicable Federal or State law;

                        (2) to realize, for its own account, upon any property
                  held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;

                        (3) to realize, for its own account, but only to the
                  extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within four months; or

                        (4) to receive payment on any claim referred to in
                  paragraph (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or
                  (C), as the case may be, to the extent of the fair value of such property.

      For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

      If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company or the Guarantor in bankruptcy or receivership or in proceedings for reorganization pursuant to Federal Bankruptcy law, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law, the same percentage of their respective claims figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company or the Guarantor of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company or the Guarantor in bankruptcy or receivership or in proceedings for reorganization pursuant to Federal Bankruptcy law, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to Federal Bankruptcy law, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or
(ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

      Any Trustee which has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this Subsection if, and only if, the following conditions exist:

            (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four months' period; and

            (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

      (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

                  (A) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                  (B) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

                  (C) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                  (D) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection
            (c) of this Section;

                  (E) the ownership of stock or of other securities of a
            corporation organized under the provision of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company or the Guarantor; and

                  (F) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section.

      (c)   For the purposes of this Section only:

                  (A) the term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

                  (B) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

                  (C) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

                  (D) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company or the Guarantor for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company or the Guarantor arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation; and

                  (E) the term "Company" means any obligor upon the Securities.

SECTION 614 APPOINTMENT OF AUTHENTICATING AGENT.

      At any time when any of the Securities remain Outstanding, the Company may appoint an Authenticating Agent or Agents upon written notice to and the consent of the Trustee, with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue or upon exchange, registration of transfer or partial redemption thereof and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and the Trustee and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

      Any corporation or association into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation or association succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, provided such corporation or association shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or the Authenticating Agent or such successor operation.

      An Authenticating Agent for any series of Securities may resign at any time by giving written notice thereof to the Trustee for such series and to the Company. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company in the manner set forth in Section 105. Upon receiving such notice of resignation or upon such termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such series of Securities may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve in the manner set forth in Section 106. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

      The Company agrees to pay to the Authenticating Agent for each such series of Securities from time to time reasonable compensation for its services under this Section.

      The provisions of Sections 308, 604 and 605 shall be applicable to each Authenticating Agent.

      Pursuant to each appointment made under this Section, the Securities of each series covered by such appointment may have endorsed thereon, in addition to the certificate of authentication, an alternative certificate of authentication in the following form:

            "This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                   _____________________________________________
                                                  as Authenticating Agent

                                   By  _________________________________________
                                                       Authorized Officer"

                                 ARTICLE SEVEN

               LISTS OF HOLDERS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701 COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

      The Company will furnish or cause to be furnished to the Trustee

      (a) semiannually, on or before January 15 and July 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the previous December 31 and June 30, respectively, and if requested in writing 30 days prior to January 15 and July 15, a list of principal and interest payments made to Holders for the previous six month period; and

      (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request (or earlier if required by the Trustee to comply with the Trustee's notice obligations hereunder), a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar, in the event that the Trustee is the Security Registrar.

SECTION 702 PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

      (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar if the Trustee is serving in such capacity. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

      (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either:

            (i) afford such applicants access to the information preserved at the time by Trustee in accordance with Section 702(a);

            (ii) inform such applicant as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application; or

            (iii) request the Security Registrar to provide such information.

      If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appears in the information preserved at the time by Trustee in accordance with Section 702(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise, the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

      (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

SECTION 703 REPORTS BY TRUSTEE.

      (a) Within 60 days after May 15 of each year commencing with the year following the first issuance of Securities, the Trustee shall transmit by mail to all Holders, in the manner set forth in Section 106, a brief report dated as of such May 15 with respect to:

                  (A) its eligibility under Section 609 and its qualifications under Section 608, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

                  (B) the character and amount of any advances (and if the
            Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;

                  (C) the amount, interest rate and maturity date of all other indebtedness owing by the Company or the Guarantor (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 613(b)(2), (3), (4) or (6);

                  (D) the property and funds, if any, physically in the
            possession of the Trustee as such on the date of such report;

                  (E) any additional issue of Securities which the Trustee has not previously reported; and

                  (F) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.

      (b) The Trustee shall transmit by mail to all Holders, in the manner set forth in Section 106, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

      (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any securities exchange.

SECTION 704 REPORTS BY COMPANY.

      The Company shall:

                  (A) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to
            Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (B) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (C) transmit by mail to all Holders, in the manner set forth in Section 106, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and
            (2) of this Section as may be required by rules and regulations prescribed from time to time by the commission.

      So long as: (i) the Guarantor is a guarantor, holds no material assets other than cash and Capital Stock of its Subsidiaries (and performs the related incidental activities associated with such ownership), (ii) the Guarantor complies with the requirements of Rule 3-10 of Regulation S-X promulgated by the Commission (or any successor provision), and (iii) the rules and regulations of the SEC permit the Company and the Guarantor to report on a consolidated basis, then the reports, information and other documents required to be filed and furnished to Holders of the Securities pursuant to this Section 704 may, at the option of the Company, be filed by and be those of the Guarantor rather than the Company.

                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801 COMPANY OR GUARANTOR MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

      Neither the Company nor the Guarantor shall consolidate with or merge into any other Person or sell, convey, exchange, transfer or lease its properties and assets substantially as an entirety to any Person, and neither the Company nor the Parent Guardian shall permit any Person to consolidate with or merge into the Company or Guarantor or sell, convey, exchange, transfer or lease its properties and assets substantially as an entirety to the Company or the Guarantor, unless:

                  (A) in case the Company or the Guarantor shall consolidate with or merge into another Person or sell, convey, exchange, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company or Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company or Guarantor substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company and the Guarantor to be performed or observed;

                  (B) immediately after giving effect to such transaction no
            Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                  (C) if, as a result of any such consolidation or merger or such sale, conveyance, exchange, transfer or lease, properties or assets of the Company, the Guarantor or any Subsidiary would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company, the Guarantor or any such Subsidiary or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

                  (D) the Company, the Guarantor or any such Subsidiary has
            delivered to the Trustee a General Partner Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, conveyance, exchange, transfer or lease and supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802 SUCCESSOR PERSON SUBSTITUTED.

      Upon any consolidation by the Company or the Guarantor with or merger by the Company or the Guarantor into any other Person or any sale, conveyance, exchange, transfer or lease of the properties and assets of the Company or the Guarantor substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company or the Guarantor is merged or to which such sale, conveyance, exchange, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor under this Indenture with the same effect as if such successor Person had been named as the Company or the Guarantor herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

      Without the consent of any Holders, the Company, the Guarantor, when authorized by a General Partner Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (A) to evidence the succession of another Person to the
            Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor herein and in the Securities; or

                  (B) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or the Guarantor; or

                  (C) to add any additional Events of Default; or

                  (D) to add to or change any of the provisions of this
            Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

                  (E) to change or eliminate any of the provisions of this
            Indenture, provided, however, that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                  (F) to secure the Securities; or

                  (G) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

                  (H) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

                  (I) to cure any ambiguity, to correct or supplement any
            provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided, however, that such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

SECTION 902 SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

      With the consent of the Holders of not less than 50% in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, the Guarantor, when authorized by a General Partner Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby;

                  (A) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                  (B) reduce the percentage in principal amount of the
            Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (C) modify any of the provisions of this Section 902, Section
            513 or Section 1009, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this Clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 902 and Section 1009 or the deletion of this proviso, in accordance with the requirements of
            Section 611(b) and 901(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

      It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903 EXECUTION OF SUPPLEMENTAL INDENTURES.

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904 EFFECT OF SUPPLEMENTAL INDENTURES.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905 CONFORMITY WITH TRUST INDENTURE ACT.

      Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906 REFERENCES IN SECURITIES TO SUPPLEMENTAL INDENTURES.

      Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                  ARTICLE TEN

                                    COVENANTS

SECTION 1001 PAYMENT OF PRINCIPAL (AND PREMIUM, IF ANY) AND INTEREST, IF ANY.

      The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and the interest, if any, on the Securities of that series in accordance with the terms of the Securities and this Indenture.

SECTION 1002 MAINTENANCE OF OFFICE OR AGENCY.

      The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, an office or agency where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency.

      The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003 MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

      If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its failure so to act.

      Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee), the Company will promptly notify the Trustee of its action or failure so to act.

      The Company will cause each Paying Agent other than the Trustee for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (A) hold all sums held by it for the payment of the principal of (and premium if any) or interest, if any, on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (B) give the Trustee immediate notice of any default by the
            Company or the Guarantor (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium if any) or interest, if any, on the Securities of that series; and

                  (C) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest, if any on any Security of any series and remaining unclaimed for three years after such principal (and premium, if any) or interest, if any, has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York and in each Place of Payment for Securities of that series, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004 LEGAL EXISTENCE.

      Subject to Article Eight and to Section 1007, the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its current legal existence, rights (charter and statutory) and franchises as well as the existence, rights (charter and statutory) and franchises of each Subsidiary; provided, however, that the Company or the Guarantor shall not be required to preserve any such right or franchise if the Company or the Guarantor shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or the Guarantor and its Subsidiaries considered as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1005 MAINTENANCE OF PROPERTIES.

      The Company and the Guarantor will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company or the Guarantor may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company or the Guarantor from discontinuing the operation or maintenance of any such properties if such discontinuance is, in the judgment of the Company or the Guarantor, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 1006 PAYMENT OF TAXES AND OTHER CLAIMS.

      The Company and the Guarantor will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company, the Guarantor or any Subsidiary or upon the income, profits or property of the Company, the Guarantor or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company, the Guarantor or any Subsidiary; provided, however, that neither the Company nor the Guarantor shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 1007 LIMITATION ON DISPOSITION OF CAPITAL STOCK OF, AND MERGER AND SALE
             OF ASSETS BY, SUBSIDIARIES.

      Subject to the rights of the Company and the Guarantor hereunder in connection with any consolidation with, or merger with or into, another Person or a sale, conveyance, exchange, transfer or lease of its properties and assets substantially as entirety, so long as any of the Securities shall be outstanding, neither the Company nor the Guarantor shall directly or indirectly:

      (a) sell, transfer, or otherwise dispose of any shares of Capital Stock of any Subsidiary that is a Principal Member Bank, except directors' qualifying shares; provided, however, that the Company or the Guarantor may permit any Subsidiary to issue shares of Capital Stock, merge or consolidate, or sell, convey, exchange, transfer or lease its properties and assets substantially as an entirety if the consideration for such transaction, in cash or property, at least equals, in the opinion of the General Partner, the fair value of such shares, properties and assets and either, immediately after giving effect to such transaction, the Company or the Guarantor owns, directly or indirectly, the same pro-rata interest in the Capital Stock of such Subsidiary as it owned immediately before giving effect to such transaction, or the Company or the Guarantor then owns no shares of such Subsidiary; or

      (b) permit any Subsidiary to:

            (i) issue (other than in connection with a stock dividend or stock split or in connection with a preemptive rights offering whereby the pro-rata interest of the Company or the Guarantor in any such Subsidiary is not reduced) any shares of Capital Stock, except to the Company, the Guarantor or a Subsidiary or for directors' qualifying shares;

            (ii) merge or consolidate, except with the Company or the Guarantor or if the surviving Person is a Subsidiary all of the outstanding shares of Capital Stock (other than directors' qualifying shares) of which are owned directly or indirectly by the Company or the Guarantor; or

            (iii) sell, convey, exchange, transfer or lease its properties and assets substantially as an entirety to any Person, except to the Company, the Guarantor or a Subsidiary all of the outstanding shares of Capital Stock (other than directors' qualifying shares) of which are owned directly or indirectly by the Company or the Guarantor;

      Notwithstanding subparagraph (a) above, the Company or the Guarantor may sell, assign, transfer or otherwise dispose of any shares of, or securities convertible into, or options, warrants or rights to subscribe for or purchase shares of Capital Stock of any Subsidiary,

            (i) in compliance with an order of a court or regulatory authority of competent jurisdiction or as a condition imposed by such court or authority to the acquisition by the Company or the Guarantor, directly or indirectly, or any other Person, or

            (ii) when the proceeds from any such sale, assignment, transfer or disposition are, within 270 days or such longer period of time as may be necessary to obtain regulatory approvals in connection therewith, to be invested pursuant to an understanding or agreement in principle reached at the time of sale, assignment, transfer or disposition, in any Subsidiary (including any Person which upon such investment becomes a Subsidiary) engaged in a banking business or any other business then legally permissible for bank holding companies and the Company or the Guarantor delivers to the Trustee a written statement signed by the officers listed in Section 1008 hereof, stating that the proceeds from such sale, assignment, transfer or disposition have been so invested within such time period. Such statement shall be delivered to the Trustee within 60 days of the investment of the proceeds.

SECTION 1008 STATEMENT AS TO COMPLIANCE.

      The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by the General Partner, stating, as to each signer thereof, that:

                  (A) a review of the activities of the Company during such year and of performance under this Indenture has been made under its supervision, and

                  (B) to the best of its knowledge, based on such review, (a)
            the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to the General Partner and the nature and status thereof, and
            (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to the General Partner and the nature and status thereof.

SECTION 1009 WAIVER OF CERTAIN COVENANTS.

      The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1004 to 1007, inclusive, with respect to the Securities of any series, if, before the time for such compliance, the Holders of at least 50% in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101 APPLICABILITY OF ARTICLE.

      Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article, subject to any requisite regulatory approvals of any nature whatsoever.

SECTION 1102 ELECTION TO REDEEM; NOTICE TO TRUSTEE.

      The election of the Company to redeem any Securities shall be evidenced by a General Partner Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with a General Partner Certificate evidencing compliance with such restriction.

SECTION 1103 SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

      If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Security Registrar, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

      The Security Registrar shall promptly notify the Company and the Trustee (if the Trustee is not the Security Registrar) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104 NOTICE OF REDEMPTION.

      Notice of redemption shall be given by first-class mail, postage prepaid, mailed no less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register. All notices of redemption shall state:

                  (A) the Redemption Date,

                  (B) the Redemption Price,

                  (C) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed,

                  (D) that on the Redemption Date the Redemption Price will
            become due and payable upon each such Security, or portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (E) the place or places where such Securities are to be
            surrendered for payment of the Redemption Price, and

                  (F) that the redemption is for a sinking fund, if such is the case.

      Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company.

SECTION 1105 DEPOSIT OF REDEMPTION PRICE.

      Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1106 SECURITIES PAYABLE ON REDEMPTION DATE.

      Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company and the Guarantor shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest the Stated Maturity of which is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

      If any Security called for redemption shall not be so paid upon surrender therefor for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1107 SECURITIES REDEEMED IN PART.

      Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company and the Guarantor shall execute, and the Authenticating Agent shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered, except that if a global Security is so surrendered, the Company and the Guarantor shall execute, and the Authenticating Agent shall authenticate and deliver to the Depositary for such global Security, without service charge, a new global Security or Securities in a denomination equal to and in exchange for the unredeemed portion of the principal of the global Security so surrendered.

                                 ARTICLE TWELVE

                                  SINKING FUNDS

SECTION 1201 APPLICABILITY OF ARTICLE.

      The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

      The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1202 SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

      The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided, however, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203 REDEMPTION OF SECURITIES FOR SINKING FUND.

      Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee a General Partner Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN

                        MEETINGS OF HOLDERS OF SECURITIES

SECTION 1301 PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

      A meeting of Holders may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

                  (A) to give any notice to the Company, the Guarantor or the
            Trustee, or to give any direction to the Trustee, or to waive or consent to the waiving of any Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article Five;

                  (B) to remove the Trustee or appoint a successor Trustee,
            pursuant to the provisions of Article Six;

                  (C) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 902; or

                  (D) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities under any other provision of this Indenture or under applicable law.

SECTION 1302 MANNER OF CALLING MEETINGS.

      The Trustee may at any time call a meeting of Holders to take any action specified in Section 1301. Notice of every meeting of the Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed by the Trustee to the Company and to the Holders not less than 20 nor more than 60 days prior to the date fixed for the meeting. Any meeting shall be valid without notice if the Holders of all the Outstanding Securities are present in person or by proxy, or if notice is waived before of after the meeting by the Holders of all of the Outstanding Securities, and if the Company and the Trustee are either present or have, before or after the meeting, waived notice.

SECTION 1303 CALL OF MEETINGS BY COMPANY OR HOLDERS.

      In case at any time the Company, pursuant to a General Partner Resolution, or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities, shall have requested the Trustee to call a meeting of Holders to take any action authorized in Section 1301 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of such meeting within 20 days after receipt of such request, then the Company or such Holders in the amount above specified may determine the time and the place in Williamsport, Pennsylvania for such meeting and may call such meeting to take any action authorized in Section 1301, by mailing notice thereof as provided in Section 1302.

SECTION 1304 WHO MAY ATTEND AND VOTE AT MEETINGS.

      To be entitled to vote at any meeting of Holders, a Person shall (a) be a Holder of one or more Securities with respect to which the meeting is being held, or (b) be a Person appointed by an instrument in writing as proxy by such Holder of one or more Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 1305 REGULATIONS MAY BE MADE BY TRUSTEE.

      Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

      At any meeting each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of Outstanding Securities held or represented by him.

SECTION 1306 EVIDENCE OF ACTIONS BY HOLDERS.

      Whenever the Holders of a specified percentage in aggregate principal amount of the Securities may take any action, the fact that the Holders of such percentage have acted may be evidenced by (a) instruments of similar tenor executed by Holders in person or by attorney or written proxy, or (b) the Holders voting in favor thereof at any meeting of Holders called and held in accordance with the provisions of the rules for meetings of Holders, or (c) by a combination thereof. The Trustee may require proof of any matter concerning the execution of any instrument by a Holder or his attorney or proxy as it shall deem necessary:

SECTION 1307 EXERCISE OF RIGHTS OF TRUSTEE AND HOLDERS NOT TO BE HINDERED OR
             DELAYED.

      Nothing in this Article contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Securities.

                                ARTICLE FOURTEEN

                           SUBORDINATION OF SECURITIES

SECTION 1401 SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS.

      The Company covenants and agrees that anything in this Indenture or the Securities of any series to the contrary notwithstanding, the indebtedness evidenced by the Securities of each series is subordinate and junior in right of payment to all Senior Indebtedness to the extent provided herein, and each Holder of Securities of each series, by such Person's acceptance thereof, likewise covenants and agrees to the subordination herein provided and shall be bound by the provisions hereof. Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior Indebtedness or extension or renewal of the Senior Indebtedness.

      In the event that the Company shall default in the payment of any principal of (or premium, if any) or interest on any Senior Indebtedness when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, upon written notice of such default to the Company by the holders of Senior Indebtedness or any trustee therefor, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of (or premium, if any) or interest on any of the Securities, or in respect of any redemption, retirement, purchase or other acquisition of any of the Securities.

      In the event of:

      (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company, its creditors or its property,

      (b) any proceeding for the liquidation, dissolution or other winding up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings,

      (c) any assignment by the Company for the benefit of creditors, or

      (d) any other marshalling of the assets of the Company, all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder of any of the Securities on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other Person provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Securities of any series shall be paid or delivered directly to the holders of Senior Indebtedness in accordance with the priorities then existing among such holders until all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall have been paid in full. In the event of any such proceeding, after payment in full of all sums owing with respect to Senior Indebtedness, the Holders of the Securities, together with the holders of any obligations of the Company ranking on a parity with the Securities, shall be entitled to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of (and premium, if any) and interest on the Securities and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any Capital Stock or any obligations of the Company ranking junior to the Securities and such other obligations.

      In the event that, notwithstanding the foregoing, any payment or distribution of any character, whether in cash, securities or other property (other than securities of the Company or any other Person provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), or any security shall be received by the Trustee or any Holder in contravention of any of the terms hereof, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all such Senior Indebtedness in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Indebtedness is hereby irrevocably authorized to endorse or assign the same.

      No present or future holder of any Senior Indebtedness shall be prejudiced in the right to enforce subordination of the indebtedness evidenced by the Securities by any act or failure to act on the part of the Company. Nothing contained herein shall impair, as between the Company and the Holders of Securities of each series, the obligation of the Company to pay to such Holders the principal of (and premium, if any) and interest on such Securities or prevent the Trustee or the Holder from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon an Event of Default hereunder, all subject to the rights of the holders of the Senior Indebtedness to receive cash, securities or other property otherwise payable or deliverable to the Holders.

      Senior Indebtedness shall not be deemed to have been paid in full unless the holders thereof shall have received cash, securities or other property equal to the amount of such Senior Indebtedness then outstanding. Upon the payment in full of all Senior Indebtedness, the Holders of Securities of each series shall be subrogated to all rights of any holders of Senior Indebtedness to receive any further payments or distributions applicable to the Senior Indebtedness until the indebtedness evidenced by the Securities of such series shall have been paid in full, and such payments or distributions received by such Holders, by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Senior Indebtedness, shall, as between the Company and its creditors other than the holders of Senior Indebtedness, on the one hand, and such Holders, on the other hand, be deemed to be a payment by the Company on account of Senior Indebtedness, and not on account of the Securities of such series.

      The provisions of this Section 1401 shall not impair any rights, interests, remedies or powers of any secured creditor of the Company in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

      The securing of any obligations of the Company, otherwise ranking on a parity with the Securities or ranking junior to the Securities, shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on a parity with the Securities or ranking junior to the Securities.

SECTION 1402 TRUSTEE AND HOLDERS OF SECURITIES MAY RELY ON CERTIFICATE OF
             LIQUIDATING AGENT; TRUSTEE MAY REQUIRE FURTHER EVIDENCE AS TO OWNERSHIP OF SENIOR INDEBTEDNESS; TRUSTEE NOT FIDUCIARY TO HOLDERS OF SENIOR INDEBTEDNESS.

      Upon any payment or distribution of assets of the Company referred to in this Article Fourteen, the Trustee and the Holders shall be entitled to rely upon an order or decree made by any court of competent jurisdiction in which such dissolution or winding up or liquidation or reorganization or arrangement proceedings are pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other Person making such payment or distribution delivered to the Trustee or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fourteen. In the absence of any such bankruptcy trustee, receiver, assignee or other Person, the Trustee shall be entitled to rely upon a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of such Senior Indebtedness (or is such a trustee or representative). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payments or distributions pursuant to this Article Fourteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment of distribution, and as to other facts pertinent to the rights of such Person under this Article Fourteen, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness.

SECTION 1403 PAYMENT PERMITTED IF NO DEFAULT.

      Nothing contained in this Article Fourteen or elsewhere in this Indenture, or in any of the Securities, shall prevent (a) the Company at any time, except during the pendency of any dissolution, winding up, liquidation or reorganization proceedings referred to in, or under the conditions described in,
Section 1401, from making payments of the principal of (or premium, if any) or interest on the Securities, or (b) the application by the Trustee or any Paying Agent of any moneys deposited with it hereunder to payments of the principal of (or premium, if any) or interest on the Securities, if, at the time of such deposit, the Trustee or such Paying Agent, as the case may be, did not have the written notice provided for in Section 1404 of any event prohibiting the making of such deposit or if, at the time of such deposit (whether or not in trust) by the Company with the Trustee or Paying Agent (other than the Company), such payment would not have been prohibited by the provisions of this Article, and neither the Trustee nor any Paying Agent shall be affected by any notice to the contrary received by it on or after such date.

SECTION 1404 TRUSTEE NOT CHARGED WITH KNOWLEDGE OF PROHIBITION.

      Anything in this Article Fourteen or elsewhere in this Indenture contained to the contrary notwithstanding, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of money to or by the Trustee and shall be entitled conclusively to assume that no such facts exist and that no event specified in Section 1401 has happened, until the Trustee shall have received a General Partner Certificate to that effect or notice in writing to that effect signed by or on behalf of the holder or holders, or their representatives, of Senior Indebtedness who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such holder or holders or representatives or from any trustee under any indenture pursuant to which such Senior Indebtedness shall be outstanding; provided, however, that, (1) if prior to the third Business Day preceding the date upon which by the terms hereof any money becomes payable for any purpose (including, without limitation, the payment of either the principal of or interest on any Security), or (2) in the event of the execution of an instrument pursuant to Section 401 acknowledging satisfaction and discharge of this Indenture, then if prior to the second Business Day preceding the date of such execution, the Trustee or Paying Agent shall not have received with respect to such money the General Partner Certificate or notice provided for in this Section 1404, then anything herein contained to the contrary notwithstanding, the Trustee or such Paying Agent shall have full power and authority to receive such money and apply it to the purpose for which it was received and shall not be affected by the notice to the contrary which may be received by it on or after such date. The Company shall give prompt written notice to the Trustee and to the Paying Agent of any facts which would prohibit the payment of money to or by the Trustee and Paying Agent.

SECTION 1405 TRUSTEE TO EFFECTUATE SUBORDINATION.

      Each Holder of Securities by such Person's acceptance thereof authorizes and directs the Trustee on such Person's behalf to take such action as may be necessary or appropriate to effectuate the subordination as between such Holder and holders of Senior Indebtedness as provided in this Article and appoints the Trustee such Person's attorney-in-fact for any and all such purposes.

SECTION 1406 RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS.

      The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at the time be held by it, to the same extent as any other holder of Senior Indebtedness; provided, however, that nothing in this Indenture shall deprive the Trustee of any of its rights as such holder; and provided, further, that nothing in this Article shall apply to claims of, or payment to, the Trustee under or pursuant to Section 607.

SECTION 1407 ARTICLE APPLICABLE TO PAYING AGENTS.

      In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if the Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 1404 and 1406 shall not apply to the Company or any Affiliate of the Company if the Company or such Affiliate acts as Paying Agent.

SECTION 1408 SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE
             COMPANY OR HOLDERS OF SENIOR INDEBTEDNESS.

      No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants in this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any such Senior Indebtedness, or amend or supplement any instrument pursuant to which any such Senior Indebtedness is issued or by which it may be secured, or release any security therefor, or exercise or refrain from exercising any other of their rights under the Senior indebtedness, including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders of the Securities or the Trustee and without affecting the obligations of the Company, the Trustee, the Paying Agent or the Holders of the Securities under this Article.

                                   TESTIMONIUM

      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, intending to be legally bound hereby, all as of the day and year first above written.

                                  FNB FINANCIAL SERVICES, LP

                                  By: Regency Consumer Financial Services Inc., its General Partner

                                  By:  _________________________________________
                                       Title:___________________________________

[Seal]
Attest:

__________________________        F.N.B. CORPORATION As
                                  Guarantor

                                  By:  _________________________________________
                                       Title:___________________________________

[Seal]
Attest:

__________________________        J.P. MORGAN TRUST COMPANY, NATIONAL
                                  ASSOCIATION
                                  As Trustee

                                  By:  _________________________________________
                                       Title:___________________________________

STATE OF ________________      )
                               ) ss:
COUNTY OF ______________       )

      On the ____ day of January, 2005, before me personally came
________________ to me known, who, being by me duly sworn, did depose and say that he is _____________ of Regency Consumer Financial Services Inc., the general partner of FNB Financial Services, LP, and that he is authorized to sign said instrument on behalf of Regency Consumer Financial Services Inc.

COMMONWEALTH OF PENNSYLVANIA   )
                               ) ss:
COUNTY OF MERCER               )

      On the ____ day of January, 2005, before me personally came ____________________________________, to me known, who, being by me duly sworn, did depose and say that he is _________________________________ of F.N.B.
CORPORATION, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

COMMONWEALTH OF PENNSYLVANIA   )
                               ) ss:
COUNTY OF ALLEGHENY            )

      On the _____ day of January, 2005, before me personally came _______________, to me known, who, being by me duly sworn, did depose and say that he is a Vice President of J.P. Morgan Trust Company, National Association, the national association described in and which executed the foregoing instrument; that he knows the seal of said national association; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said national association, and that he signed his name thereto by like authority.

                                                ________________________________